UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2011

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,463 in 2010 and $40,920 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,058 in 2010 and $6,390 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Information About the Renewal of the Fund’s Management Agreement
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2010, through May 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The global economy appears to have hit a soft patch so far in 2011 after accelerating over the second half of 2010. Disappointing labor, housing and manufacturing data in certain key markets have come at a time of higher energy prices and some tightening of monetary policy. In our view, the current slowdown should be relatively brief as the world recovers from the supply shocks created by weather impacts on food production, the decline in Libyan oil exports and supply-chain disruptions stemming from Japan’s natural and nuclear disasters. International stock markets produced mostly positive results in this choppy economic environment, as equities in both developed and emerging markets were buoyed by rising corporate earnings, better-than-expected business conditions in Europe and robust ongoing industrial demand from developing nations such as China.

We remain optimistic as the global economy moves through the middle stages of its cycle. Indeed, global macroeconomic policy generally has remained stimulative despite the recent efforts of some central banks to forestall inflationary pressures.We continue to expect sustainable economic growth in most regions outside of peripheral Europe, as well as a rising but volatile uptrend in inflation. As always, to determine how these forces may affect your investments, we urge you to talk regularly with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2010, through May 31, 2011, as provided by D. Kirk Henry, Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended May 31, 2011, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 24.54%, Class B shares returned 23.22%, Class C shares returned 23.54% and Class I shares returned 24.90%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a 30.53% total return for the same period.2

Despite bouts of heightened volatility, emerging markets stocks advanced during the reporting period in a recovering global economy. The fund’s returns were lower than its benchmark, primarily due to an underweight position in cyclical industries, such as base metal producers and South Korean capital goods manufacturers.These stocks had reached valuations we considered expensive, given visible margin pressure and waning Chinese demand.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country.We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Shifting Investor Sentiment Sparked Market Volatility

The reporting period began in the midst of robust economic growth in the emerging markets, which stood in stark contrast to a sluggish rebound in more developed markets. Unlike their counterparts in the United States and Europe, financial institutions in Emerging Asia and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Latin America did not suffer massive loan losses, and most emerging market governments are not struggling with heavy debt burdens. As a result, investors continued to favor emerging markets, sending stocks higher over the summer of 2010.

In the fall, however, investors began to grow concerned regarding mounting inflationary pressures. Some central banks, including China’s and India’s, tightened their monetary policies to fight inflation, even as more developed parts of the world maintained aggressively accommodative stances. Heavier banking reserve requirements, higher short-term interest rates and other measures were introduced to reduce lending activity and associated inflationary pressures. Investment sentiment weakened further as tension mounted in North Africa and the Middle East.

These developments triggered a pause in the previously robust advance of several emerging stock markets. Stocks in China, India and Brazil lagged broader global market averages, while smaller markets –Thailand, Columbia, Chile and Indonesia – fared better. Producers of natural resources held up relatively well, especially Russia, over the reporting period’s second half, while consumers of those resources generally faltered.

Stock Selections Produced Mixed Results

Although the fund participated in the emerging markets’ gains to a significant degree, relative performance was constrained by the fund’s relatively light holdings of metals-and-mining companies, which gained value when copper and other base metals surged higher. Many of these companies did not meet our valuation criteria, and the fund did not participate fully in their gains.The fund also suffered shortfalls in South Korea, primarily due to unfortunate timing in the sale of automotive stocks and our decision to avoid ship builders and construction companies that are dependent on Chinese expansion.

In the materials sector, India Cements declined amid general economic weakness and intensifying competitive pressures. In South Africa, engineering and construction company Murray & Roberts Holdings suffered when certain project costs came in higher than expected. In China, retailer China Dongxiang Group encountered merchandising problems.

On a more positive note, the fund achieved better results in other areas. Limited exposure to Chinese banks helped the fund avoid the financial sector’s weakness in a rising interest-rate environment, and the fund scored individual successes with feedstock producers and Guangzhou Automobile Group. Malayan Banking fared relatively well, as did casino operator Genting Malaysia. The fund’s stock selection strategy in Brazil and Thailand also bolstered relative performance. Finally, limited exposure to stocks in Egypt helped cushion the impact of political turmoil in the Middle East.

Adjusting to the Middle Stages of the Economic Cycle

We have been encouraged by continued above-trend growth in the world’s emerging markets, but we appear to have reached the middle stages of the economic cycle. Consequently, we have adopted a generally defensive investment posture in which we seek to add value through companies that, in our judgment, are able to weather bouts of market volatility stemming from rising inflationary pressures and strengthening currencies.We have found opportunities meeting our investment criteria in Brazil and China, where we have established mildly overweighted positions. We also have identified a number of potential opportunities among small- and midcap stocks in India that may have been overlooked by many investors. From an industry group perspective, we have favored companies in the information technology and telecommunications services sectors over those in the materials sector.

June 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the
Pacific Basin. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to November 15, 2002 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class. The total return figures presented for
Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15,
2002 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Emerging Markets Fund on 5/31/01 to a $10,000 investment made in the Morgan Stanley Capital
International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/11

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	17.35%	8.72%	14.37%
without sales charge	6/28/96	24.54%	10.02%	15.05%
Class B shares
with applicable redemption charge †	11/15/02	19.22%	8.87%	14.66%†††
without redemption	11/15/02	23.22%	9.03%	14.66%†††
Class C shares
with applicable redemption charge ††	11/15/02	22.54%	9.17%	14.32%†††
without redemption	11/15/02	23.54%	9.17%	14.32%†††
Class I shares	11/15/02	24.90%	10.24%	15.31%†††
Morgan Stanley Capital
International Emerging
Markets Index		30.53%	12.04%	16.48%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15, 2002 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15, 2002 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2010 to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.99	$ 14.11	$ 13.03	$ 7.90
Ending value (after expenses)	$1,071.30	$1,065.00	$1,066.10	$1,072.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.75	$ 13.74	$ 12.69	$ 7.70
Ending value (after expenses)	$1,016.26	$1,011.27	$1,012.32	$1,017.30

† Expenses are equal to the fund’s annualized expense ratio of 1.74% for Class A, 2.74% for Class B, 2.53% for Class C and 1.53% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2011

Common Stocks—94.6%	Shares	Value ($)
Brazil—15.4%
Banco Santander Brasil, ADS	1,673,760	19,013,914
Centrais Eletricas Brasileiras	719,462	10,214,514
Cia de Saneamento de Minas Gerais	311,800	6,244,893
Cielo	305,847	7,618,301
Fibria Celulose, ADR	626,100	9,748,377
Gerdau, ADR	1,362,280	15,025,948
Grendene	729,705	4,069,976
Itau Unibanco Holding, ADR	680,296	15,531,158
JBS	4,461,000 [a]	16,003,334
Magnesita Refratarios	1,280,300 [a]	6,086,040
Petroleo Brasileiro, ADR	1,801,110	60,036,793
Porto Seguro	122,010	1,893,852
Redecard	1,028,400	15,513,180
Tele Norte Leste Participacoes, ADR	530,705	9,483,698
Vale, ADR	499,420	16,111,289
		212,595,267
China—14.4%
Asia Cement China Holdings	3,411,000	2,670,615
Bank of Communications, Cl. H	3,484,000	3,631,374
Beijing Capital International Airport, Cl. H	19,588,000 [a]	9,252,730
China Coal Energy, Cl. H	6,850,000	9,277,317
China Construction Bank, Cl. H	11,214,809	10,617,529
China Dongxiang Group	34,901,000	11,225,493
China Life Insurance, Cl. H	4,334,000	15,186,710
China Petroleum & Chemical, ADR	40,411	4,035,543
China Railway Construction, Cl. H	7,697,500	6,982,872
China Railway Group, Cl. H	13,572,000	6,864,338
Guangzhou Automobile Group, Cl. H	8,314,603	9,293,211
Huaneng Power International, ADR	179,380	4,202,873
Huaneng Power International, Cl. H	11,779,600	6,895,339
Industrial & Commercial Bank of China, Cl. H	31,182,590	26,165,721
Maanshan Iron & Steel, Cl. H	6,736,000	3,259,234
Mindray Medical International, ADR	343,280	9,972,284

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
China (continued)
Perfect World, ADR	368,950 [a]	8,725,668
PetroChina, ADR	41,720	6,012,686
PetroChina, Cl. H	11,778,000	17,007,925
Renhe Commercial Holdings	66,322,000	11,853,388
Shanda Games, ADR	150,316 [a]	1,073,256
Sinotrans, Cl. H	24,073,500	5,858,039
TPV Technology	6,619,630	3,890,307
Weiqiao Textile, Cl. H	4,830,100	3,674,590
Zhejiang Expressway, Cl. H	1,362,000	1,072,501
		198,701,543
Egypt—.5%
Commercial International Bank Egypt	1,237,039	6,557,847
Hong Kong—4.5%
BYD Electronic International	15,659,500 [a]	8,060,673
China Mobile	2,134,500	19,489,629
China Mobile, ADR	148,690	6,805,541
China Power International Development	30,299,872	7,375,622
Global Bio-Chem Technology Group	32,064,980	8,708,854
NWS Holdings	5,081,229	7,394,612
Shanghai Industrial Holdings	1,134,000	4,152,722
		61,987,653
India—8.9%
Bank of India	342,078	3,372,056
Glenmark Pharmaceuticals	1,223,236	8,270,672
Hindustan Petroleum	996,410	8,387,015
India Cements	6,021,288	11,279,845
Jubilant Life Sciences	2,080,328	7,438,752
Mahanagar Telephone Nigam	3,550,200 [a]	3,570,300
NMDC	1,456,211	8,671,693
Oriental Bank of Commerce	222,080	1,717,693
Reliance Industries	1,325,810	27,943,661
Rolta India	2,859,800	8,794,464
State Bank of India	299,660	15,275,323

Common Stocks (continued)	Shares		Value ($)
India (continued)
State Bank of India, GDR	47,230	[b]	4,954,427
Steel Authority of India	1,926,370		6,013,088
Sterlite Industries India	1,935,110	[a]	7,317,896
Sterlite Industries India, ADR	1,010	[a]	15,706
			123,022,591
Indonesia—1.7%
Aneka Tambang	5,513,500		1,389,191
Astra Agro Lestari	545,000		1,507,221
Indosat	8,511,000		5,236,051
Medco Energi Internasional	26,424,500		8,051,795
Telekomunikasi Indonesia	8,961,000		8,076,332
			24,260,590
Malaysia—1.9%
Genting Malaysia	7,225,580		8,669,386
Malayan Banking	3,107,188		9,197,210
Tenaga Nasional	3,654,937		8,632,705
			26,499,301
Mexico—2.3%
America Movil, ADR, Ser. L	169,870		8,952,149
Consorcio ARA	6,376,400		3,530,798
Desarrolladora Homex, ADR	300,320 [a]		7,216,690
Grupo Continental	1,048,837		3,992,804
Grupo Financiero Banorte, Cl. O	1,460,300		6,791,065
Industrias CH, Ser. B	396,700 [a]		1,445,322
			31,928,828
Philippines—.4%
Bank of the Philippine Islands	3,884,860		4,999,693
Poland—1.2%
Asseco Poland	567,894		10,960,048
Bank Pekao	66,360		4,104,568
Telekomunikacja Polska	201,360		1,325,471
			16,390,087

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Russia—4.6%
Gazprom, ADR	2,265,020	33,273,144
Lukoil, ADR	198,465	12,731,530
Rosneft Oil, GDR	470,840 [b]	4,065,703
VimpelCom, ADR	985,300	13,873,024
		63,943,401
South Africa—7.9%
Anglo American Platinum	179,640	17,171,752
ArcelorMittal South Africa	336,295	4,039,283
JD Group	1,168,334	7,563,759
MTN Group	461,890	9,817,201
Murray & Roberts Holdings	2,293,534	9,466,656
Nedbank Group	537,770	11,799,536
Sappi	1,220,491 [a]	6,528,664
Sasol	110,360	5,871,952
Sasol, ADR	8,250	442,365
Standard Bank Group	2,044,065	30,764,449
Telkom	1,021,587	5,460,184
		108,925,801
South Korea—16.4%
CJ Cheiljedang	40,905	9,136,426
Grand Korea Leisure	612,300	9,715,063
Hite Brewery	64,585	7,071,884
Hyundai Development	296,120	7,803,863
Jinro	111,260	3,716,576
KB Financial Group	343,430	16,431,363
KB Financial Group, ADR	51,408	2,462,957
Korea Electric Power	322,705 [a]	8,938,257
Korea Electric Power, ADR	54,510 [a]	748,967
Korea Exchange Bank	2,123,350	18,358,177
Korean Reinsurance	385,688	4,511,902
KT&G	166,510	9,777,679
KT, ADR	238,730	4,349,661
LG Electronics	133,483	12,062,344
Nong Shim	50,457	11,764,334

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
POSCO	22,988	9,353,443
POSCO, ADR	18,320	1,869,006
Samsung Electronics	34,964	29,307,647
Samsung Fire & Marine Insurance	34,147	6,548,681
Shinhan Financial Group	121,538	5,480,408
Shinsegae	41,416 [c]	10,362,155
SK Chemicals	68,276	4,170,973
SK Telecom	53,654	7,949,664
SK Telecom, ADR	250,940	4,439,129
Tong Yang Life Insurance	922,080	10,306,031
Yuhan	87,641	10,965,267
		227,601,857
Taiwan—10.2%
Asia Cement	2,209,350	3,055,213
AU Optronics	3,473,000 [a]	2,862,224
AU Optronics, ADR	1,406,930 [a]	11,466,480
Chinatrust Financial Holding	4,835,807	4,317,434
First Financial Holding	3,243,775	2,797,116
HON HAI Precision Industry	3,609,016	12,700,245
KGI Securities	8,787,000	4,659,846
Nan Ya Printed Circuit Board	3,625,486	14,631,771
Novatek Microelectronics	2,177,000	7,464,400
Powertech Technology	2,090,000	7,813,916
Quanta Computer	709,000	1,614,195
Siliconware Precision Industries	2,610,000	3,495,933
SinoPac Financial Holdings	29,516,103	13,778,653
Taiwan Semiconductor Manufacturing	3,708,638	9,914,526
Tatung	11,595,380 [a]	5,466,084
Transcend Information	2,942,940	8,661,574
United Microelectronics	25,152,445	13,015,015
United Microelectronics, ADR	132,650	360,808
Young Fast Optoelectronics	1,975,000 [a]	13,461,528
		141,536,961

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Thailand—.7%
Bangkok Bank	878,060		4,738,302
Kasikornbank	1,238,400		5,170,595
			9,908,897
Turkey—1.7%
Asya Katilim Bankasi	2,734,680	[a]	4,523,673
Turk Sise ve Cam Fabrikalari	1		2
Turkcell Iletisim Hizmetleri	640,740 [a]		3,565,131
Turkcell Iletisim Hizmetleri, ADR	126,860	[a]	1,784,920
Turkiye Is Bankasi, Cl. C	4,257,421		13,311,527
			23,185,253
United Kingdom—1.1%
African Barrick Gold	1,681,750		12,587,535
JKX Oil & Gas	608,128		2,854,070
			15,441,605
United States—.8%
iShares MSCI Emerging Markets Index Fund	232,290		11,273,034
Total Common Stocks
(cost $1,210,005,536)			1,308,760,209

Preferred Stocks—1.1%
Brazil;
Cia de Tecidos do Norte de Minas—Coteminas	973,648		2,838,714
Cia Energetica de Minas Gerais	404,257		7,584,222
Gerdau	56,400		618,783
Itau Unibanco Holding	170,900		3,882,146
Total Preferred Stocks
(cost $9,752,703)			14,923,865

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $24,000,000)	24,000,000 [d]	24,000,000

Total Investments (cost $1,243,758,239)	97.4%	1,347,684,074
Cash and Receivables (Net)	2.6%	36,239,890
Net Assets	100.0%	1,383,923,964

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2011, these securities were valued at $9,020,130 or .7% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At May 31, 2011, the value of this security amounted to $10,362,155 or .7% of net assets.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.4	Utilities	4.4
Information Technology	14.5	Industrial	4.3
Energy	14.5	Health Care	2.6
Materials	11.4	Money Market Investment	1.7
Telecommunication Services	8.3	Exchange Traded Funds	.8
Consumer Discretionary	6.2
Consumer Staples	5.3		97.4

† Based on net assets.
See notes to financial statements.

The Fund	15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			1,219,758,239	1,323,684,074
Affiliated issuers			24,000,000	24,000,000
Cash				5,846,382
Cash denominated in foreign currencies			16,600,855	16,695,488
Receivable for investment securities sold				9,149,206
Dividends and interest receivable				7,035,937
Receivable for shares of Common Stock subscribed				2,042,799
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				976
Prepaid expenses				41,004
				1,388,495,866
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,957,754
Payable for shares of Common Stock redeemed				1,759,769
Payable for investment securities purchased				358,892
Accrued expenses				495,487
				4,571,902
Net Assets ($)				1,383,923,964
Composition of Net Assets ($):
Paid-in capital				1,224,141,413
Accumulated undistributed investment income—net				6,733,354
Accumulated net realized gain (loss) on investments				48,855,912
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				104,193,285[a]
Net Assets ($)				1,383,923,964

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	586,912,395	411,458	38,507,391	758,092,720
Shares Outstanding	43,927,963	32,172	2,945,582	56,379,112
Net Asset Value Per Share ($)	13.36	12.79	13.07	13.45

a Net of $266,270 deferred capital gains country tax.
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $3,428,914 foreign taxes withheld at source):
Unaffiliated issuers	29,445,190
Affiliated issuers	50,761
Interest	28,523
Total Income	29,524,474
Expenses:
Management fee—Note 3(a)	15,347,240
Shareholder servicing costs—Note 3(c)	3,163,935
Custodian fees—Note 3(c)	1,485,937
Distribution fees—Note 3(b)	240,423
Registration fees	136,608
Professional fees	127,753
Prospectus and shareholders’ reports	121,943
Directors’ fees and expenses—Note 3(d)	80,478
Loan commitment fees—Note 2	14,428
Interest expense—Note 2	10,859
Miscellaneous	59,630
Total Expenses	20,789,234
Less—reduction in fees due to earnings credits—Note 3(c)	(1,240)
Net Expenses	20,787,994
Investment Income—Net	8,736,480
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	146,352,669
Net realized gain (loss) on forward foreign currency exchange contracts	(200,790)
Net Realized Gain (Loss)	146,151,879
Net unrealized appreciation (depreciation) on
investments on foreign currency transactions	76,747,895
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	10,390
Net Unrealized Appreciation (Depreciation)	76,758,285
Net Realized and Unrealized Gain (Loss) on Investments	222,910,164
Net Increase in Net Assets Resulting from Operations	231,646,644

See notes to financial statements.

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2011	2010
Operations ($):
Investment income—net	8,736,480	7,594,198
Net realized gain (loss) on investments	146,151,879	70,647,035
Net unrealized appreciation
(depreciation) on investments	76,758,285	59,719,624
Net Increase (Decrease) in Net Assets
Resulting from Operations	231,646,644	137,960,857
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,361,035)	(6,761,877)
Class C Shares	—	(133,704)
Class I Shares	(4,326,880)	(3,134,864)
Total Dividends	(6,687,915)	(10,030,445)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	204,584,783	215,398,787
Class B Shares	246,742	558,739
Class C Shares	20,469,495	18,091,685
Class I Shares	525,445,826	261,322,938
Dividends reinvested:
Class A Shares	2,171,341	6,416,663
Class C Shares	—	103,766
Class I Shares	3,320,567	2,545,548
Cost of shares redeemed:
Class A Shares	(245,120,436)	(309,831,940)
Class B Shares	(528,437)	(1,609,273)
Class C Shares	(7,149,717)	(2,578,492)
Class I Shares	(191,243,124)	(110,919,343)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	312,197,040	79,499,078
Total Increase (Decrease) in Net Assets	537,155,769	207,429,490
Net Assets ($):
Beginning of Period	846,768,195	639,338,705
End of Period	1,383,923,964	846,768,195
Undistributed investment income—net	6,733,354	4,688,710

		Year Ended May 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	16,429,614	19,960,983
Shares issued for dividends reinvested	165,795	568,853
Shares redeemed	(19,311,491)	(27,678,728)
Net Increase (Decrease) in Shares Outstanding	(2,716,082)	(7,148,892)
Class Ba
Shares sold	20,919	53,940
Shares redeemed	(42,880)	(162,103)
Net Increase (Decrease) in Shares Outstanding	(21,961)	(108,163)
Class C
Shares sold	1,642,262	1,652,785
Shares issued for dividends reinvested	—	9,331
Shares redeemed	(570,419)	(236,792)
Net Increase (Decrease) in Shares Outstanding	1,071,843	1,425,324
Class I
Shares sold	41,988,059	22,945,358
Shares issued for dividends reinvested	252,407	224,277
Shares redeemed	(14,847,589)	(9,452,635)
Net Increase (Decrease) in Shares Outstanding	27,392,877	13,717,000

a	During the period ended May 31, 2011, 14,991 Class B shares representing $190,688, were automatically converted to 14,395 Class A shares and during the period ended May 31, 2010, 62,531 Class B shares representing $622,738 were automatically converted to 60,229 Class A shares.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.89	9.16	19.45	23.41	23.06
Investment Operations:
Investment income—net[a]	.08	.09	.13	.17	.17
Net realized and unrealized
gain (loss) on investments	2.44	1.76	(6.63)	2.77	6.53
Total from Investment Operations	2.52	1.85	(6.50)	2.94	6.70
Distributions:
Dividends from investment income—net	(.05)	(.12)	(.34)	(.23)	(.11)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)
Total Distributions	(.05)	(.12)	(3.79)	(6.90)	(6.35)
Net asset value, end of period	13.36	10.89	9.16	19.45	23.41
Total Return (%)[b]	24.54	20.14	(26.58)	12.08	32.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.78	1.77	2.01	1.78	1.81
Ratio of net expenses
to average net assets	1.78	1.76	2.00	1.77	1.81
Ratio of net investment income
to average net assets	.63	.79	1.28	.79	.75
Portfolio Turnover Rate	68.19	70.17	58.57	52.37	49.56
Net Assets, end of period ($ x 1,000)	586,912	508,118	492,958	907,634	1,138,916

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

			Year Ended May 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.50	8.83	18.76	22.81	22.67
Investment Operations:
Investment income (loss)—net[a]	(.07)	.03	.05	(.02)	.02
Net realized and unrealized
gain (loss) on investments	2.36	1.64	(6.39)	2.68	6.36
Total from Investment Operations	2.29	1.67	(6.34)	2.66	6.38
Distributions:
Dividends from investment income—net	—	—	(.14)	(.04)	—
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)
Total Distributions	—	—	(3.59)	(6.71)	(6.24)
Net asset value, end of period	12.79	10.50	8.83	18.76	22.81
Total Return (%)[b]	23.22	18.91	(27.11)	11.07	31.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.78	2.71	2.79	2.65	2.55
Ratio of net expenses
to average net assets	2.78	2.71	2.78	2.64	2.55
Ratio of net investment income
(loss) to average net assets	(.59)	.32	.43	(.08)	.08
Portfolio Turnover Rate	68.19	70.17	58.57	52.37	49.56
Net Assets, end of period ($ x 1,000)	411	568	1,434	3,623	4,146

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.70	9.06	18.80	22.89	22.72
Investment Operations:
Investment income (loss)—net[a]	(.02)	.01	.06	(.02)	.03
Net realized and unrealized
gain (loss) on investments	2.39	1.74	(6.35)	2.69	6.38
Total from Investment Operations	2.37	1.75	(6.29)	2.67	6.41
Distributions:
Dividends from investment income—net	—	(.11)	(.00)[b]	(.09)	—
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)
Total Distributions	—	(.11)	(3.45)	(6.76)	(6.24)
Net asset value, end of period	13.07	10.70	9.06	18.80	22.89
Total Return (%)[c]	23.54	19.25	(27.07)	11.05	31.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.56	2.56	2.73	2.66	2.52
Ratio of net expenses
to average net assets	2.56	2.56	2.72	2.65	2.52
Ratio of net investment income
(loss) to average net assets	(.12)	.09	.59	(.07)	.14
Portfolio Turnover Rate	68.19	70.17	58.57	52.37	49.56
Net Assets, end of period ($ x 1,000)	38,507	20,054	4,063	8,106	8,852

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

		Year Ended May 31,
Class I Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	10.97	9.23	19.49	23.50	23.14
Investment Operations:
Investment income—net[b]	.11	.13	.18	.22	.39
Net realized and unrealized
gain (loss) on investments	2.46	1.75	(6.67)	2.76	6.41
Total from Investment Operations	2.57	1.88	(6.49)	2.98	6.80
Distributions:
Dividends from investment income—net	(.09)	(.14)	(.32)	(.32)	(.20)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)
Total Distributions	(.09)	(.14)	(3.77)	(6.99)	(6.44)
Net asset value, end of period	13.45	10.97	9.23	19.49	23.50
Total Return (%)	24.90	20.30	(26.40)	12.19	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.61	1.80	1.64	1.48
Ratio of net expenses
to average net assets	1.57	1.61	1.79	1.63	1.48
Ratio of net investment income
to average net assets	.83	1.12	1.58	1.01	1.79
Portfolio Turnover Rate	68.19	70.17	58.57	52.37	49.56
Net Assets, end of period ($ x 1,000)	758,093	318,028	140,884	323,417	346,254

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	565,386,946	736,661,939††	10,362,155	1,312,411,040
Mutual Funds/
Exchange
Traded Funds	35,273,034	—	—	35,273,034
Other Financial
Instruments:
Forward Foreign
Currency
Exchange
Contracts†††	—	976	—	976

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amount shown represents unrealized appreciation at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Equity
Securities—Foreign ($)
Balance as of 5/31/2010	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,840
Net purchases (sales)	—
Transfers in and/or out of Level 3††††	10,358,315
Balance as of 5/31/2011	10,362,155
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 5/31/2011	3,840

†††† Transfers in or out of Level 3 represent the value at the date of transfer.The transfer into Level 3 for the current period was due to the suspension of trading of a security.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at May 31, 2011, other than those securities valued pursuant to the fund’s fair valuation policy. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2010 ($)	Purchases ($)	Sales ($)	5/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	460,000,000	436,000,000	24,000,000	1.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,733,354, undistributed capital gains $68,823,569 and unrealized appreciation $84,225,628.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2011 and May 31, 2010 were as follows: ordinary income $6,687,915 and $10,030,445, respectively.

During the period ended May 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses and foreign capital gains taxes, the fund decreased accumulated undistributed investment income-net by $3,921 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commit-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

ment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2011 was approximately $892,900, with a related weighted average annualized interest rate of 1.22%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2011, the Distributor retained $61,983 from commissions earned on sales of the fund’s Class A shares and $394 and $19,215 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended May 31, 2011, Class B and Class C shares were charged $4,473 and $235,950, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2011, Class A, Class B and Class C shares were charged $1,460,980, $1,491 and $78,650, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2011, the fund was charged $182,753 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2011, the fund was charged $21,945 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,240.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2011, the fund was charged $1,485,937 pursuant to the custody agreement.

During the period ended May 31, 2011, the fund was charged $6,387 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,452,235, Rule 12b-1 distribution plan fees $24,495, shareholder services plan fees $131,942, custodian fees $311,526, chief compliance officer fees $3,006 and transfer agency per account fees $34,550.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2011, redemption fees charged and retained by the fund amounted to $374,067.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2011, amounted to $1,075,709,441 and $798,436,266, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2011:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Cost ($)	Value ($)	Appreciation ($)
Purchases:
Polish Zloty,
expiring 6/1/2011	1,158,758	421,374	422,350	976

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2011:

Average Market Value ($)
Forward contracts	2,126,743

At May 31, 2011, the cost of investments for federal income tax purposes was $1,263,725,896; accordingly, accumulated net unrealized appreciation on investments was $83,958,178, consisting of $169,065,211 gross unrealized appreciation and $85,107,033 gross unrealized depreciation.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2011

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2011:

—the total amount of taxes paid to foreign countries was $3,639,163.

—the total amount of income sourced from foreign countries was $32,874,104.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,687,915 represents the maximum amount that may be considered qualified dividend income.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31st, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31st. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term perfor-mance.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians, including some periods in the first quartile. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	47

NOTES

For More Information

Dreyfus
Emerging Markets Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRFMX	Class B: DBPEX	Class C: DCPEX
	Class I: DRPEX		

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2011 MBSC Securities Corporation

0327AR0511

Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2010 and $764 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2010 and $-0- in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,017,293 in 2010 and $19,526,919 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 25, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	July 25, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)